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                                                                   EXHIBIT 10.50

               SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 3
               ------------------------------------------------


          THIS SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 3, dated April 12, 1999 (the "Amendment"), is entered into by and among Ventas, Inc., formerly known as Vencor, Inc., a Delaware corporation ("Ventas") and Ventas Realty, Limited Partnership, a Delaware limited partnership ("Ventas LP", and together with Ventas, "Lessor") and Vencor Operating, Inc. ("Current Tenant"), a Delaware corporation and Vencor, Inc., formerly known as Vencor Healthcare, Inc., a Delaware corporation ("Vencor").

          WHEREAS, First Healthcare Corporation, a Delaware corporation, Nationwide Care, Inc., an Indiana corporation, Northwest Health Care, Inc., an Idaho corporation, Hillhaven of Central Florida, Inc., a Delaware corporation, Vencor Hospitals East, Inc., a Delaware corporation, Hahnemann Hospital, Inc., a Delaware corporation, Hillhaven/Indiana Partnership, a Washington general partnership, Carrollwood Care Center, a Tennessee general partnership, New Pond Village Associates, a Massachusetts general partnership, St. George Nursing Home Limited Partnership, an Oregon limited partnership, San Marcos Nursing Home Partnership, a California general partnership, Vencor Hospitals Illinois, Inc., a Delaware corporation, Windsor Woods Nursing Home Partnership, a Washington general partnership, Health Haven Associates, L.P., a Rhode Island limited partnership, Oak Hill Nursing Associates, L.P., a Rhode Island limited partnership (collectively, the "Subsidiaries") and Lessor (the Subsidiaries together with Lessor referred to herein as "Original Lessor"), as lessor, and Vencor, together with its permitted assigns, including Current Tenant (Vencor together with Current Tenant referred to herein as "Original Tenant"), as tenant, entered into that certain Master Lease Agreement, dated April 30, 1998, and commonly known as Master Lease No. 3 (the "Master Lease Agreement") pursuant to



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which, inter alia, Original Lessor leased to Original Tenant and Original Tenant leased from Original Lessor the Leased Properties (as defined in the Master
Lease Agreement) (capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Master Lease Agreement); and

          WHEREAS, Ventas claims that pursuant to that certain Assignment and Assumption of Master Lease, dated April 30, 1998, by and between Vencor, as assignor, and Current Tenant, as assignee, Vencor assigned all of its right, title, and interest in, to, and under the Master Lease Agreement to Current Tenant; and

          WHEREAS, Ventas claims that it is the successor by merger to each of the Subsidiaries, and Ventas LP now has title to the Leased Properties; and
          WHEREAS, Ventas claims that Vencor and Current Tenant executed and delivered that certain Guaranty of Lease, dated as of April 30, 1998; and

          WHEREAS, Ventas claims that it, Ventas LP, Current Tenant, and Vencor entered into that certain First Amendment to Master Lease Agreement, dated as of December 31, 1998 but effective as of April 30, 1998, pursuant to which the Master Lease Agreement was amended in several respects; and

          WHEREAS, simultaneously with the execution of this Amendment, Ventas and Vencor shall execute and deliver that certain Second Standstill Agreement; that certain Tolling Agreement; and Amendments to the other Master Leases and to the Lease Agreement for the facility commonly known as the Corydon, Indiana Skilled Nursing Center, each containing substantive terms identical to the terms of this Amendment (collectively, the "Contemporaneous Agreements"); and



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          WHEREAS, the parties hereto desire to further amend the Master Lease
Agreement;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the aforementioned Master Lease Agreement as follows:

          1. Section 16.4, entitled "Tenant's Obligation to Purchase," is hereby deleted from the Master Lease Agreement, as of April 30, 1998, as fully as if such Section had never been contained in such Master Lease Agreement.

          2. The parties hereto intend that this Amendment shall become effective simultaneously with the execution and delivery of the Contemporaneous Agreements.

          3. Except to the extent expressly modified herein, all other terms, covenants, and conditions of the Master Lease Agreement shall remain unchanged.

          4. Each of the undersigned represents that he or she has the authority to execute this Amendment on behalf of the party or parties for whom it is executed.

          5. This Amendment may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers hereunto duly authorized.

          LESSOR:
          ------

WITNESS                       VENTAS, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name




                              VENTAS REALTY, LIMITED PARTNERSHIP

WITNESS                       By:  Ventas, Inc., its general partner



--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name


          ORIGINAL TENANT:
          ---------------

WITNESS                       VENCOR, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name



WITNESS                       VENCOR OPERATING, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name

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